SinoCoking Coal and Coke Chemical Industries, Inc.

NASDAQ: SCOK



Investor Presentation

September 2011

Legal Disclaimer

This presentation may contain, in addition to historical information, forward looking statements within the meaning of the Federal Securities laws regarding SinoCoking Coal and Coke Chemical Industries, Inc. Forward looking statements include statements about plans, objectives, goals, strategies, future events of performance and underlying assumptions and other statements that are different than historical fact. These forward looking statements are based on current management expectations and are subject to risks and uncertainties that may result in expectations not being realized and may cause actual outcomes to differ materially from expectations reflected in these forward looking statements. Potential risks and uncertainties include change in demand for the company's products and services, the impact of competition and government regulation and other risks contained in the statements filed from time to time with the United States Securities and Exchange Commission or the "SEC." All such forward looking statements, whether written or oral, made on behalf of the company are expressly qualified by these cautionary statements and such forward looking statements are subject to risks and uncertainties and we caution you not to place undue reliance on these.

Investment Summary

SinoCoking is a vertically-integrated producer and marketer of coal and coke products, including raw coal, washed coal, coke, and certain byproducts

- Profitable and scalable business model
- Vertically-integrated business that optimizes product mix based on market conditions

Significant growth opportunities

- The construction and operation of a new coking facility with projected annual production capacity of 900,000 metric tons
- To produce higher-margin byproducts such as crude benzol, sulfur and ammonium sulfate, and improve coking yields

Acquisitions

- In 2009, the provincial government directed a provincial-wide coal mine consolidation program
- July 2010 – SinoCoking was the only non-state owned company that was granted the coal mine consolidator status
- April 2011 – SinoCoking's JV with the state-owned coal mine consolidator Henan Coal Seam Gas received its business license
- May 2011 – SinoCoking completed acquisition of three coal mine companies in Baofeng County
- August 2011 – Hongchang and Xingsheng mines received clearance to resume operations; Shuangrui and Shunli mines are on the waiting list to receive clearance

Company Overview

- **Coal Mines**
  - Controls 4 coal mine companies: Hongchang (100%), Shuangrui (60%), Xingsheng (60%) and Shunli (100%)
  - All mines located in Baofeng County, in close proximity to Company's coking plant
- **Washing Facility**
  - Washes and processes raw coal
  - Annual production capacity of 750,000 metric tons
  - Washed coal is (a) used by the Company to manufacture coke or (b) sold to customers
- **Coking Facility**
  - Can Produce two types of coke:
    - **metallurgical coke** used for steel manufacturing
    - **chemical coke** used mainly for synthesis gas productior
  - Annual production capacity of 250,000 metric tons
- **Power Plant**
  - Two sets of 3MW/H generators
  - Uses the coke emissions (heat and gas) to generate electricity for the Company's own consumption
- **Rail System**
  - 4.5 km private rail track that connects to the national railway system



Shanxi
Kaifeng
Xuchang
Pingdingshan
Zhoukou
Luohe
Zhumadian
Anhui
Hubei

SinoCoking Coal and Coke Chemical Industries, Inc.

Mines, Factory and Headquarters



Hongchang Mine
Shuangrui Mine
Coking Plant
Shunli Mine
Xingsheng Mine
Executive Office
Shilong
石龙区
Baofeng
宝丰县
Jiaxian
郏县
Lushan
鲁山县
Xinhua
新华区
Weidong
卫东区
Xiangcheng
襄城县
Yexian
叶县

Operational Overview: Vertical Integration

What sets us apart from competition



Coal Mining & Open Market Purchases
Coal Washing and Processing
Coking Process
Customers
Onsite Power Plant
Excess electricity
Sold to State-Owned grid
Light gases
Condenser
Coal Tar
Sold to customers
Coke gas
Purchased Washed Coal
Coal Blending
Coking Process
Metallurgical & chemical coke
Sold to customers
Purchased Raw Coal
Brokered raw coal
Sold to customers
Coal Washing Water Jig
Extracted Raw Coal
Washed coal
Sold to customers
Washed coal slurry
Sold to customers

Coal Mining Operations



SinoCoking operates Hongchang (underground coal mine)

- Mine received clearance to resume operations at full capacity on August 1, 2011
- Permitted to extract 2.5 million metric tons of coal
- Extracts coal using the “room and pillar” method
- Mine produces bituminous coal
  - 75% of tonnage suitable for coke production
  - 25% can be used as fuel in steam-electric power generation
- The raw coal is of high quality, generally has a sulfur content of less than 0.6% and energy content of 5,200-6,200 kcal/kg



SinoCoking trades coal

- Brokers coal from small independent mine operators in surrounding areas
- Purchased coal may be (a) used to produce coke or (b) sold when market conditions are favorable

Coal Mining Operations (Cont…)

Three additional mines

- In May 2011, acquired three coal mine companies – 60% of Shuangrui & Xingsheng, and 100% of Shunli
- In August 2011, Xingsheng mine received clearance to resume operations
- Shuangrui and Shunli mines are on the waiting list to receive clearance

Re-opening ceremony
8/10/11







Coal Mining Operations (Cont…)

	Hongchang Mine	Shuangrui Mine	Xingsheng Mine	Shunli Mine
BACKGROUND DATA:				
Commencement of construction	1984	1970	1970	1995
Commencement of commercial production	1987	1970	1998	1998
Coalfield area (square kilometers)	0.65	0.47	0.19	0.08
RESERVE DATA:				
Total in-place proven and probable reserves (metric tons)	2,479,000	1,674,000	2,475,000	1,373,300
Recoverable reserves (metric tons)	1,215,100	1,539,000	2,233,000	1,122,000
Coal washing recovery rate (%)	75	75	75	75
Depth of mining (meters underground)	10 – 210	40 - 270	80 - 90	100 - 130
Type of coal	Thermal/ Metallurgical	Thermal/ Metallurgical	Thermal/ Metallurgical	Thermal/ Metallurgical
Leased/owned	Owned	Owned	Owned	Owned
PRODUCTION DATA: (METRIC TONS)				
Designed raw coal production capacity (per year)	150,000	150,000	150,000	150,000
Raw coal production:				
2009	260,938	150,000	150,000	150,000
2010	242,878	150,000	150,000	150,000
2011	186,226	1,020	67,981	0
Cumulative raw coal production as of June 30, 2011	690,042	301,020	367,981	300,000

Coal-Washing Operations

Coal-washing facility located two miles from Hongchang mine

- Annual production capacity of 750,000 metric tons
- Uses a water-based jig washing process
- Sorting machines that can process and sort up to 600 metric tons of washed coal per hour
- 1.33 - 1.38 metric tons of raw coal can yield approximately 1 metric ton of washed coal
- The washed coal currently produced is primarily for SinoCoking's coking plant
- Also sells small amounts of washed coal if prices are favorable

Byproducts produced in coal-washing process:

- **"Medium" coal** - Has no sufficient thermal value for coking; mixed with raw coal and coal slurries and sold for home and industrial heating purposes
- **Coal slurries** are the castoffs and debris from the washing process; sold "as is" or mixed with "medium" coal

Coke Manufacturing Operations




Current factory

- Annual production capacity of 250,000 metric tons
- Can produce two type of coke: metallurgical coke and chemical coke
- SinoCoking's metallurgical coke typically has 85% fixed carbon, less than 12% ash, less than 1.9% volatile matter and less than 0.7% sulfur

New coking factory

- To complete construction by year-end 2011, and production to begin shortly thereafter
- Expected capacity of 900,000 metric tons annually
- To produce higher-margin byproducts: benzol, sulfur, ammonium sulfate and clean coal gas
- To be equipped with cutting edge technologies capable of processing lower-grade, less expensive washed coal that can be more easily acquired in the open market
- At full capacity, expected to generate approx. \$100-\$150 million revenues and \$20-\$25 million net income per year
- Estimated construction cost reduced from \$70 million to \$60 million (use existing electricity and water lines)



Equipment for our New Facility…..



Charging car - 捣固焦炉装煤车



Coke guiding machine - 捣固焦炉拦焦机



Quenching car - 捣固焦炉熄焦车



Smoke guiding car - 捣固焦炉导烟车

Equipment is provided by
Dalian DHI·DCW Group Co
大连华锐重工焦炉车辆设备
有限公司
（大连重工·起重集团）
http://www.dhidcw.com/dhidcw/en/index.htm



Coke pushing machine - 捣固焦炉推焦机

Sales & Marketing

Product	Distribution
Coke	• Sold to distributors and the state-owned trading company Wu Han Tie Ying Trading Corporation • Non-binding annual letters of intent that set forth current year supply quantities, suggested pricing, and monthly delivery schedules
Coal Tar	• Sold to traders who resell to end users • Pre-purchase order basis; payment on delivery or prepay
Coal Gas	• The Company uses coal gas from coking factory for internal electricity needs, and any extra power generated is sold to state-owned grid
Raw Coal	• Primarily sold to distributors for resale to power plants • Per purchase order basis; payment on delivery or prepay
Washed Coal	• Primarily sold to a trading company who then resells to Wu Han Tie Ying Trading Corporation and steel manufacturers
Coal byproducts	• Sold to trading companies and power plants

Benefits of a Vertically Integrated Model

Optimizes product mix for profit potential

- **2008** – Sold more coke when coking prices reached record levels.
- **2009** – Sold less coke when coking prices dropped; maximized profits by trading more washed coal.
- **2010** – Balanced products sales - the market for coke was recovering.
- **9M 2011** – Took advantage of higher selling prices resulting from short coal supply and continued to balance product sales.



100%
80%
60%
40%
20%
0%
5.10%
94.00%
0.90%
2.30%
59.40%
29.10%
9.20%
2.33%
51.33%
20.66%
25.68%
4.70%
50.90%
23.30%
21.10%
2008
2009
2010
9M'11
Raw coal
Washed coal
Coke
Coal tar

Attractive Consolidation Opportunity

Overview of Coal Markets in Henan Province*

- Henan Province produces approximately 8% of China's total coal production, which makes it China's fourth most prolific coal region
- Henan has five major coal production regions: Pingdingshan, Jiaozuo, Hebi, Yima, and Zhengzhou
- The market is highly fragmented with several large state-owned coal groups and hundreds of smaller producers subject to required consolidation

Government Directed Consolidation

- Henan provincial government directed consolidation of the coal industry:
  - Vertically integrated coal companies can capture more economic benefits from resources
  - Worker safety and environmental considerations
- Consolidation guidelines:
  - Small mining companies producing 150,000 - 300,000 metric tons annually, must be consolidated into qualified consolidators or shutdown
  - In July 2010, the Company was the only non-state owned company to be awarded consolidator status in Pingdingshan region

*China Knowledge

Since July 2010

Our Mining Acquisition Strategy

Second Half '10 – Several acquisition targets were identified

April '11 – SinoCoking's JV with the state-owned coal mine consolidator Henan Coal Seam Gas received its business license

- SinoCoking to pursue future acquisitions through JV
- Henan Coal Seam Gas to assume management of and responsibility for all mining safety issues
- JV agreement will mitigate potential disruptions from coal mining policy changes from the central government

May '11 – Acquired three coal mine companies in Baofeng County:

- 60% controlling interest in Shuangrui Coal and Xingsheng Coal; 100% controlling interest in Shunli Coal.
- To transfer the equity interests in these three companies to the JV
- Coal extracted will be used to produce coke and other coke byproducts at the new coking facility once construction completes

August '11 - Resumption of operations

- Xingsheng mine received clearance to resume mining operations
- Shuangrui and Shunli mines are on the waiting list

Funding Strategy

- April '11 - Entered into RMB 360 million medium-term loan agreement
- Additional funding: internal cash flows

Financial Summary (FY ends 6-30)

All values in $ millions

Revenues



80
60
40
20
0
$58.6
$51.4
$59.0
$49.6
FY 2008
FY 2009
FY 2010
9M 2011

EBITDA



60
40
20
0
$30.2
$26.2
$49.4
$32.6
FY 2008
FY 2009
FY 2010
9M 2011*

Cash from Operations



20
15
10
5
0
$1.4
$3.3
$17.8
$11.8
FY 2008
FY 2009
FY 2010
9M 2011

Cash and Cash Equivalents



40
30
20
10
0
$6.0
$30.4
$17.4
$5.1
FY 2008
FY 2009
FY 2010
9M 2011

* Excluding the change of fair market value of warrants, 9M' 2011 EBITDA is 18.7 million

Management Team

Name	Title	Experience
Jianhua Lv	Founder, CEO and Chairman	• Founder, Executive Director and Chairman since 1996 • From 1989 to 1996 held a number of positions at the Henan Province Pingdingshan Coal Group, where he gained many years of experience in the coal and coking industries • Standing committee member of the Chinese People's Political Consultative Conference of Baofeng, Henan Province
Zan (Sam) Wu	Chief Financial Officer	• Chief Financial Officer since July 2009 • Chief representative of Global American, Inc. from 2006 – 2009 • Assistant manager and financial manager at Domino Scientific Equipment Ltd. from 2004 to 2006
Hui Huang	Director	• CEO of Wuhan Pingdingshan Coal and Wuhan Steel Unification Coking Company • Served as Director of Sales and Administration, and as Director of the Economics and Technology Cooperation Center of the Pingdingshan Coal Group • Vice-Director of the Henan Institute of Coal
Yushan Jiang	Director	• CEO of the Pingdingshan Coal Group Shoushan Coking Co., Ltd since February 2007 • Vice-Director and member of the Coking Committee of the Henan Province Metals Association • Vice-Secretary of the Henan Province Institute of Coal & Coke

Other Growth Drivers

Chinese economy expected to grow at 7%+ annually for next 5 years

- Economy has grown over 10% annually over the last thirty years
- Hundreds of millions of new middle class consumers expected to drive consumption in the next decade

Demand for coke follows growth in steel demand

- Metallurgical coke is a major input in the steel production process
- China is the world's largest crude steel producer
- China is the world's largest producer and consumer of coking coal
- China's estimated annual coke consumption is approximately 4.5 billion metric tons

Summary… Our Growth Strategy

The Company remains committed to **growing top and bottom lines by executing our business plan**, including:

- **Complete the new state-of-the-art coking facility to expand production and add product lines**
  - Combined production expected to increase from 250,000 to over 1.1 million metric tons
  - To produce more higher-margin byproducts and improve coking yields
  - Projects $100-$150 million of annual revenues and $20-$25 million of net income once at full capacity (from the new facility)

- **Optimize mix of raw coal, washed coal, coking coal and byproducts based on market conditions**

- **Take advantage of strategic cooperation with Zhengzhou Coal Group in order to diversify the Company's coal resource supply base (agreement to purchase up to 2 million metric tons of raw coal and 1 million metric tons of washed coal expected to resume once mining moratorium lifts)**

Statements of Operations

CONSOLIDATED STATEMENTS OF OPERATIONS AND OTHER COMPREHENSIVE INCOME (LOSS) (in $)				
	(Unaudited)			
	For the three months ended March 31,		For the nine months ended March 31,	
	2011	2010	2011	2010
REVENUE	19,872,461	15,247,494	49,626,255	48,140,913
COST OF REVENUE	12,636,751	9,605,889	30,635,815	27,411,765
GROSS PROFIT	7,235,710	5,641,605	18,990,440	20,729,148
TOTAL OPERATING EXPENSES	946,178	1,465,612	2,773,732	2,224,205
INCOME FROM OPERATIONS	6,289,532	4,175,993	16,216,708	18,504,943
NET INCOME (LOSS)	17,138,441	(36,876,262)	25,630,716	(25,592,586)
OTHER COMPREHENSIVE INCOME	2,680,710	29,304	2,680,710	81,976
COMPREHENSIVE INCOME (LOSS)	19,819,151	(36,846,958)	28,311,426	(25,510,610)
WEIGHTED AVERAGE NUMBER OF COMMON SHARES				
Basic	21,043,206	15,441,258	20,927,453	14,086,729
Diluted	21,057,332	15,441,258	20,941,252	14,086,729
EARNINGS (LOSS) PER SHARE				
Basic	0.81	(2.39)	1.22	(1.82)
Diluted	0.81	(2.39)	1.22	(1.82)

Balance Sheet

CONSOLIDATED BALANCE SHEETS (in $)		
	March 31, 2011 (Unaudited)	June 30, 2010
CURRENT ASSETS	61,243,479	57,382,522
Cash	5,122,863	17,403,008
Restricted cash	19,297,500	22,902,000
OTHER ASSETS	39,000,193	35,861,605
TOTAL ASSETS	127,834,924	114,174,540
CURRENT LIABILITIES	18,459,907	21,303,651
OTHER LIABILITIES	15,041,496	30,436,087
TOTAL LIABILITIES	33,501,403	51,739,738
TOTAL SHAREHOLDERS' EQUITY	94,333,521	62,434,802
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	127,834,924	114,174,540

Contact us

Company Contact Info:
Sam Wu, Chief Financial Officer
SinoCoking Coal and Coke Chemical Industries Inc.
Pingdingshan, China
sinocoking@sina.com
PRC +86 3752882999

Investor Relations Contact Info:
Lena Cati,
The Equity Group, Inc.
lcati@equityny.com
Tel: 212 836-9611

SCOK: NASDAQ	
Fiscal Year End	June 30
Fully Diluted Shares Outstanding (6/30/11):	21 million
Management Ownership:	31.7%

SinoCoking Coal and Coke Chemical Industries, Inc.

NASDAQ: SCOK



Investor Presentation

September 2011